                                                                        Ex. 99.1

                         CHASE MANHATTAN BANK USA, N.A.
                              NOTEHOLDERS STATEMENT

                      CHASE CREDIT CARD OWNER TRUST 2003-4




Section 7.3 Indenture                             Distribution Date: 10/15/2004
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(i)    Amount of the distribution allocable to principal of the Notes
            Class A Principal Payment                                     0.00
            Class B Principal Payment                                     0.00
            Class C Principal Payment                                     0.00
                      Total

       Amount of the distribution allocable to the principal on the Notes per
        $1,000 of the initial principal balance of the Notes
            Class A Principal Payment                                     0.00
            Class B Principal Payment                                     0.00
            Class C Principal Payment                                     0.00
                      Total

(ii)   Amount of the distribution allocable to the interest on the Notes
            Class A Note Interest Requirement                     1,015,000.00
            Class B Note Interest Requirement                       101,922.92
            Class C Note Interest Requirement                       163,668.75
                      Total                                       1,280,591.67

       Amount of the distribution allocable to the interest on the Notes per
        $1,000 of the initial principal balance of the Notes
            Class A Note Interest Requirement                          1.66667
            Class B Note Interest Requirement                          2.00833
            Class C Note Interest Requirement                          2.50833

(iii)  Aggregate Outstanding Principal Balance of the Notes
            Class A Note Principal Balance                         609,000,000
            Class B Note Principal Balance                          50,750,000
            Class C Note Principal Balance                          65,250,000

(iv)   Amount on deposit in Owner Trust Spread Account            7,250,000.00

(v)    Required Owner Trust Spread Account Amount                 7,250,000.00



                                               By:
                                                       --------------------

                                               Name:   Patricia M. Garvey
                                               Title:  Vice President


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